UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

ELECTRAMECCANICA VEHICLES CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Silver Drive Third Floor Burnaby, British Columbia, Canada	V5H 0H5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 428-7656

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SOLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on October 12, 2023, ElectraMeccanica Vehicles Corp. (the “Company”) announced that Mark Orsmond was no longer serving as the Company’s Chief Financial Officer, effective October 9, 2023. Pursuant to Mr. Orsmond’s employment agreement with the Company, dated August 22, 2022 (the “Orsmond Employment Agreement”), Mr. Orsmond is entitled to certain payments and benefits, including (i) all accrued and unpaid statutory holiday and vacation pay (if any), salary, and expense reimbursement, up to and including the Date of Termination (as defined in the Orsmond Employment Agreement); (ii) an amount equal to 13 months’ salary; (iii) benefits for 12 months from the Date of Termination; and (iv) the opportunity to exercise any unexercised and fully vested portion of any options on the Date of Termination any time during the 12 months thereafter. In accordance with the Orsmond Employment Agreement, Mr. Orsmond was required to enter into an agreement (the “Release Agreement”) providing for a general release of claims in favor of the Company as a condition precedent to receiving any payments or benefits under the Orsmond Employment Agreement. On October 17, 2023, the Company and Mr. Orsmond entered into the Release Agreement.

The foregoing description of the Release Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Release Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Release Agreement, dated October 17, 2023, between ElectraMeccanica Vehicles Corp. and Mark Orsmond
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2023	ELECTRAMECCANICA VEHICLES CORP.

	By:	/s/ Michael Bridge
Michael Bridge
General Counsel and Corporate Secretary